Fair Value (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Changes in unrealized gains and losses recorded in earnings for Level III assets and liabilities
Interest income on securities	$ 14	$ 14
Net realized loss on securities available for sale	(5)	(78)
Total	$ 9	$ (64)